REVENUE AND COST OF SALES (Details1) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
REVENUE AND COST OF SALES
Production costs	$ 26,749	$ 4,905
Stand-by and ramp-up costs	0	800
Write down of equipment	330	0
Depreciation and depletion	2,046	1,976
Total cost	$ 29,125	$ 7,681